UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

NEWELL RUBBERMAID INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9608 (Commission File Number)	36-3514169 (IRS Employer Identification No.)

10 B Glenlake Parkway Suite 600 Atlanta, Georgia (Address of Principal Executive Offices)	30328 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 407-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 2.2

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On June 1, 2005, Newell Rubbermaid Inc. (the “Company”) completed the sale of the Company’s Curver business to Jardin International Holding BV. The Curver business manufactures and markets plastic products for home storage and garage organization, food storage, laundry, bath, cleaning, closet organization and refuse removal in various countries in Europe. The Company’s European commercial products and other European businesses are not affected by the sale.

     The sale price, which is subject to reduction for working capital adjustments, is $5 million in cash, paid at closing, and a note for $5 million, payable within twelve years. The Company may also receive contingent payments, up to an aggregate maximum of $25 million, based on the adjusted earnings before interest and taxes of the Curver business for the five years ended December 31, 2009. The disposition was effected through the sale of the capital stock of the Company’s subsidiaries engaged in the Curver business in Germany, Hungary, Italy, Luxembourg, Poland and Spain, and of substantially all assets used primarily in the Curver business in France, the Netherlands, Sweden and the United Kingdom.

Item 9.01. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information.

     The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2005 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 are based on the historical financial condition and results of operations of the Company, adjusted to give effect to the sale of the Company’s Curver business described in Item 2.01. The pro forma consolidated balance sheet has been prepared assuming the sale occurred as of March 31, 2005. The pro forma consolidated statement of operations has been prepared assuming that the sale occurred as of January 1, 2004. The Company’s consolidated statement of operations for the first quarter of 2005, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, reflects the effect of the Curver sale for the entire period covered thereby, and such statement of operations is incorporated herein by this reference.

     The accompanying unaudited pro forma financial statements are not necessarily indicative of the financial condition or results of operations that would have been reported had the sale occurred on the dates specified, nor are they indicative of the Company’s future financial condition or results of operations. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005.

NEWELL RUBBERMAID INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(IN MILLIONS EXCEPT PER SHARE DATA)

	Twelve Months Ended December 31, 2004
		PRO FORMA
	AS REPORTED	ADJUSTMENTS(a)	PRO FORMA
Net Sales	$6,748.4	$(151.8)	$6,596.6
Cost of Products Sold	4,857.9	(128.7)	4,729.2

GROSS MARGIN	1,890.5	(23.1)	1,867.4

Selling, general & administrative expenses	1,269.8	(33.4)	1,236.4
Impairment charge	374.0	(79.0)	295.0
Restructuring costs	52.1	(0.7)	51.4

OPERATING INCOME	194.6	90.0	284.6

Nonoperating expenses:
Interest expense, net	119.3		119.3
Other (income) expense, net	(11.0)	7.8	(3.2)

Net nonoperating expenses	108.3	7.8	116.1

Income before discontinued operations and cumulative effect of accounting change	86.3	82.2	168.5

Income taxes	105.4	(1.4)	104.0

Net (loss)/income from continuing operations	$(19.1)	$83.6	$64.5

Earnings per common share -
Net (loss)/income from continuing operations
Basic	$(0.07)		$0.24
Diluted	$(0.07)		$0.23

Weighted average shares outstanding:
Basic	274.4		274.4
Diluted	274.4	0.3 (b)	274.7

(a)	Removal of Curver related income statement balances from reported amounts

(b)	Reflects dilutive effect of restricted stock and stock options

NEWELL RUBBERMAID INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2005
(DOLLARS IN MILLIONS)

		PRO FORMA
	AS REPORTED	ADJUSTMENTS		PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$429.8			$429.8
Accounts receivable, net	1,037.4			1,037.4
Inventories, net	1,057.0			1,057.0
Deferred income taxes	74.0			74.0
Prepaid expenses and other	123.3			123.3
Current assets of discontinued operations	65.0	(65.0	)(a)	—

TOTAL CURRENT ASSETS	2,786.5	(65.0)		2,721.5

OTHER ASSETS	191.1			191.1
PROPERTY, PLANT AND EQUIPMENT, NET	1,211.0			1,211.0
GOODWILL, NET	1,821.0			1,821.0
DEFERRED INCOME TAXES	13.1			13.1
OTHER INTANGIBLE ASSETS, NET	309.2			309.2
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS	—			—

TOTAL ASSETS	$6,331.9	$(65.0)		$6,266.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$629.4			629.4
Accrued compensation	83.8			83.8
Other accrued liabilities	677.6			677.6
Income taxes	—			—
Notes payable	18.5			18.5
Current portion of long-term debt	195.4			195.4
Current liabilities of discontinued operations	26.4	(26.4	)(a)	—

TOTAL CURRENT LIABILITIES	1,631.1	(26.4)		1,604.7

LONG-TERM DEBT	2,383.8			2,383.8
OTHER NONCURRENT LIABILITIES	583.5			583.5
LONG-TERM LIABILITIES OF DISCONTINUED OPERATIONS	0.3	(0.3	)(a)	—

STOCKHOLDERS’ EQUITY:
Common stock	290.1			290.1
Treasury stock, at cost	(411.6)			(411.6)
Additional paid-in capital	446.7			446.7
Retained earnings	1,497.2	(13.3	)(b)	1,483.9
Accumulated other comprehensive loss	(89.2)	(25.0	)(a)	(114.2)

TOTAL STOCKHOLDERS’ EQUITY	1,733.2	(38.3)		1,694.9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,331.9	$(65.0)		$6,266.9

(a)	Removal of Curver related assets, liabilities and currency translation adjustment from reported amounts

(b)	Additional estimated loss on sale

     (c) Exhibits.

Exhibit
Number	Description
2.1	Sale and Purchase Agreement by and among the Company and Jardin International Holding BV dated as of January 12, 2005 (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report of Form 10-Q for the quarter ended March 31, 2005).*

2.2	Amendment, dated as of May 31, 2005, to Sale and Purchase Agreement by and among the Company and Jardin International Holding BV dated as of January 12, 2005.*

     * Schedules and other attachments to the Sale and Purchase Agreement, which are listed in the exhibit, are omitted. The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL RUBBERMAID INC.

Date: June 7, 2005	By:	/s/ J. Patrick Robinson

J. Patrick Robinson
Vice President – Chief Financial Officer